Exhibit 10.7

FIRST AMENDMENT TO LOTTERY GAMING FACILITY MANAGEMENT CONTRACT

THIS FIRST AMENDMENT TO LOTTERY GAMING FACILITY MANAGEMENT CONTRACT (the “Amendment”), is made effective as of the dates executed by the patties below, by and among Butler National Service Corporation (“BNSC”), its affiliates and assigns, and the Kansas Lottery on behalf of the State of Kansas as detailed below.

RECITALS

WHEREAS, on or about May 28, 2008, the undersigned parties hereto executed a certain Lottery Gaming Facility Management Contract for the development, management and construction of a Lottery Gaming Facility (the “Contract”).

WHEREAS, the Contract creates certain duties and obligations on BNSC based on a “Fiscal Year”, currently defined under the Contract as a “calendar year”.

WHEREAS, the parties agree that the Contract should be amended to change the definition of a “Fiscal Year” to reflect BNSC’s corporate Fiscal Year, currently May 1 – April 30.

WHEREAS, Paragraph 59 of the Contract provides that any amendments to the Contract require the express written approval of the Executive Director of the Kansas Lottery.

NOW, THEREFORE, for good and valuable consideration, including the mutual covenants and promises contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows;

1.      Paragraph 1(i) of the Contract is deleted and replaced with the following:

“Fiscal Year” means the accounting year established for the Lottery Gaming
  Facility, which is specified here to be from May 1 to April 30 of each year.

2.	All accounting and financial reporting responsibilities under the Contract previously calculated from a calendar year, shall now be calculated from the definition of “fiscal year” contained above.

3.	All other provisions of the Contract shall remain unchanged and in full force and effect.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK

FIRST AMENDMENT TO LOTTERY GAMING FACILITY MANAGEMENT CONTRACT

AGREED TO ON THE DATES EXECUTED BELOW:

THE KANSAS LOTTERY

/s/ Ed Van Petten, Executive Director	Date: 12/28/09

BUTLER NATIONAL SERVICE CORPORATION	Date: 12/21/2009

/s/ Clark D. Stewart, Chief Executive Officer;

THE FIRST AMENDMENT TO LOTTERY GAMING FACILITY MANAGEMENT CONTRACT IS AGREED TO AND ASSUMED AS PROVIDED IN THE PREVIOUSLY APPROVED ASSUMPTION AGREEMENT ON THE DATE EXECUTED BELOW:

BHCMC, LLC

/s/ Clark D. Stewart, President;	Date: 12/21/2009

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